EXHIBIT 99.1

Investment Community Presentation Re: American Ref-Fuel Announcement February 2, 2005; 4:00pm EST

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934. Such statements include declarations regarding the intent, belief, or current expectations of the company and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the company's Reports and Registration Statements filed with the Securities and Exchange Commission. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities of Danielson Holding Corporation or any of its affiliates nor shall there be any sale of securities in any state or jurisdiction which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any such offer or solicitation will be made in compliance with all applicable securities laws.

Tony Orlando President & Chief Executive Officer

Overview of Transaction Acquisition of American Ref-Fuel Holdings Corp Six WTE facilities located in Northeast In excess of 13,000 tons per day of waste disposal capacity Purchase price $740 million in cash plus assumption of debt Finance plan includes combination of debt and equity Equity raise ~$400 million via Rights Offering To be priced at $6.00/share Approximately 144 million shares outstanding once the offerings are complete Debt component part of a comprehensive refinancing of Covanta's recourse debt and letter of credit facility Anticipated closing second quarter of 2005

Acquisition Rationale Strategic acquisition of complementary assets Expansion of core Waste to Energy business Increased geographic reach in the attractive Northeast region Allows for significant cost savings Attractive financing structure Strengthens balance sheet and enhances liquidity Lowers cost of capital Ability to delever quickly over time Looking to the future Improves opportunities for growth Standard debt covenants increase flexibility TransRiver marketing expertise

American Ref-Fuel Overview Owner and operator of six facilities Majority of 2003 revenues derived from long-term contracts, most of which are with investment grade customers Profitable growth history with cost effective operating structure Plant availability consistently averages more than 90% SEMASS SECONN Niagara Delaware Valley Essex Hempstead Corporate HQ NE ISO NY ISO PJM ISO

American Ref-Fuel Overview *(Cont'd)*

ARC operates six WTE facilities which benefit from an in-house waste marketer – TransRiver

AMERICAN REF-FUEL — TransRiver



Hempstead
Technology: DB
Waste Capacity: 2,505 tpd
Electric Capacity: 72MW
Greenfield: Nov. 1989



Essex
Technology: DB
Waste Capacity: 2,700 tpd
Electric Capacity: 70MW
Greenfield: Feb. 1991



SECONN
Technology: DB
Waste Capacity: 689 tpd
Electric Capacity: 18MW
Greenfield: March 1992



Niagara
Technology: DB/RDF
Waste Capacity: 2,250 tpd
Electric Capacity: 50MW
Acquired: May 1993



SEMASS
Technology: RDF
Waste Capacity: 2,700 tpd
Electric Capacity: 79MW
Acquired: June 1996



Delaware Valley
Technology: O'Connor
Waste Capacity: 2,688 tpd
Electric Capacity: 79MW
Acquired: April 1997

Note: DB is a mass burn technology provided by Deutsche Babcock Anlagen. RDF is Refuse Derived Fuel.

7

DANIELSON HOLDING CORPORATION

Location Hempstead, Rochester, Newark, Niagara Falls, Preston, Chester, NY MA NJ NY CT PA Hempstead SEMASS Essex Niagara SECONN Delco American Ref-Fuel Overview (Cont'd) (1) Permit increased to 2,671 tpd effective December 2004. (2) Retrofitted as of September 1996. Note: DB is a mass burn technology provided by Deutsche Babcock Anlagen. RDF is Refuse Derived Fuel. Source: Public company filings. Disposal (tons per day) 2,505(1) 2,700 2,700 2,250 689 2,688 Technology DB RDF DB DB/RDF DB O'Connor Generating Capacity (megawatts) 72 79 70 50 18 79 Date of Commercial Operation 1989 1989 1991 1980(2) 1992 1992

NY 0.187 NJ 0.117 MS 0.115 PA 0.105 FL 0.103 VA 0.093 MI 0.077 MD 0.051 HI 0.042 CT 0.041 MN 0.035 CA 0.02 OR 0.012 Diversity with Focus in Critical Regions Source: Company Management Tons Processed by State Key Statistics Electricity Production by State NY 0.164 NJ 0.104 MS 0.098 FL 0.09 VA 0.09 PA 0.088 CT 0.085 MI 0.064 IN 0.053 HI 0.049 MD 0.041 MN 0.027 CA 0.018 AL 0.016 OR 0.012 Annual Production Electricity Sold (GW-Hr) 5,500 2,600 8,100 Waste Processed (mm tons) 10 5 15 Facilities WTE Owned/Operated 13 5 18 WTE Plants Operated 12 1 13 Total WTE Facilities 25 6 31 American Covanta Ref-fuel Pro Forma NY 16% NJ 10% MA 10% FL 9% VA 9% PA 9% CT 9% MI 6% IN 5% MD 4% HI 5% MN 3% CA 2% AL 2% OR 1% NY 19% NJ 12% MA 12% PA 11% FL 10% VA 9% MI 8% MD 5% HI 4% CT 4% MN 4% CA 2% OR 1% Covanta Covanta and American Ref-Fuel

TransRiver Expertise Waste sourcing expertise - arrange for half of Ref-Fuel's waste supply Covanta end of Service Agreement transition Transfer Station operations Ash disposal expertise - manage at two Ref-Fuel facilities Covanta end of Service Agreement transition Ash for trash opportunities Opportunities for beneficial use of ash Scrap metal expertise

Synergies and Cost Efficiencies Leverage Corporate SG&A Combine nearby corporate headquarters Estimated cash savings $15 to 20 million annually phased in by end of 2007 One-time transition cost of approximately $20 million Plant Operating and Maintenance Expense National & Regional purchasing opportunities Expanded use of internal maintenance teams Increase breadth & depth of technical expertise Lower Cost of Capital on Covanta debt Interest expense Letter of credit fees

Craig Abolt Chief Financial Officer

Financing Transaction - Equity Approximately $400 million rights offering of common stock to all existing shareholders ($6.00 per share) Three largest shareholders (approximately 40%) have each separately committed to participate and purchase their pro rata portion Third Avenue Trust SZ Investments D. E. Shaw

Financing Transaction - Debt Committed Financing - certainty and flexibility Targeted Capital Structure Unfunded Debt: Revolver / LC Facility - sized to meet needs of combined business Funded Debt: 1st Lien / 2nd Lien Structure at the Covanta level Targeting institutional term loan market, as well as traditional high yield market Strengths Enhanced liquidity Lower cost of capital Significant deleveraging over time Increased flexibility - market based covenants vs. emergence covenants

Financing for the Future ($ in millions) Covanta First Lien Letter of Credit Facility $119.7 Covanta Second Lien Letter of Credit Facility 118.0 CPIH Revolving Credit Facility 9.1 RC/LC Facility $321.8 ARC Revolving Credit Facility 75.0 Total Unfunded Sources(1) $321.8 Total Unfunded Uses(1) $321.8 Purchase Price $740.0 Covanta 8.25% Third Lien Notes 209.1 Covanta 7.5% Unsecured Notes 28.0 Acquisition Financing/Refinancing $700.0 CPIH Term Loan Facility 76.9 Equity Rights Offering 399.0 Working Capital Needs 45.0 Total Funded Sources $1,099.0 Total Funded Uses $1,099.0 Sources of Funds Uses of Funds (1) Excludes any incremental RC/LC capacity.

Current Structure September 30, 2004 ($ in millions) Covanta American Ref-Fuel wasted\Investor Presentation\Covant a.vsd and American Ref-Fuel.vsd Source: Public Company filings (1) Based on corporate cash at MSW.

The Combined Company Simplified Pro Forma Structure as of September 30, 2004 ($ in millions) Danielson Ref-Fuel Holdings Corp. MSW Energy Holdings II LLC $225 @ 7 3/8% Senior Secured Notes Due 2010 Ba2/BB- MSW Energy Holdings LLC $200 @ 8 1/2% Senior Secured Notes Due 2010 Ba1/BB American Ref-Fuel $253 @ 6.26% Senior Note due 2015 Baa2/BBB Operating Subsidiaries Amount Total Project Debt $ 785 International Subsidiaries $10 Corp Cash $17 Restricted Cash $100 Non-Recourse Debt Domestic Subsidiaries $827 Non-Recourse Project Debt $149 Restricted Cash $188 Restricted Cash(2) $152 Corp Cash $322 RC/LC Facility(1) $700 Acquisition Financing / Refinancing 100% 100% 50% 50% Covanta New Debt Existing Debt (1) Excludes any incremental RC/LC capacity. (2) Based on corporate cash at MSW. $17 Corp Cash Ref-Fuel Holdings LLC

Acquisition Rationale Strategic acquisition of complementary assets Expansion of core Waste to Energy business Increased geographic reach in the attractive Northeast region Allows for significant cost savings Attractive financing structure Strengthens balance sheet and enhances liquidity Lowers cost of capital Ability to delever quickly over time Looking to the future Improves opportunities for growth Standard debt covenants increase flexibility TransRiver marketing expertise

Investment Community Presentation Re: American Ref-Fuel Announcement February 2, 2005; 4:00pm EST